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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 June 18, 1997
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                                (Date of Report)


                                PLD Telekom Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                 0-20444                         13-3950002
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(State of other jurisdiction     (Commission                    (I.R.S. Employer
    of incorporation or          File Number)                        ID No.)
       organization)


       680 Fifth Avenue, 24th Floor
            New York, New York                                       10019
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(Address of principal executive offices)                          (Zip Code)


                                 (212) 262-6060
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              (Registrant's telephone number, including area code)


                    1270 Avenue of the Americas, Suite 2218
                            New York, New York 10020
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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ITEM 5. OTHER EVENTS.

        On June 18, 1997, the Registrant announced by press release (the "Press Release") the sale of its 10.4% shareholding in SPMMT, the long-distance and international switch operator in St. Petersburg, Russia, for $17.2 million.

        The Registrant hereby incorporates by reference the Press Release, which is attached hereto as Exhibit 99.1 and made a part hereof, into this
Item 5.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements of Business Acquired: None

        (b) Pro Forma Financial Information: None

        (c) Exhibits:

            99.1 Press Release, dated June 18, 1997.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PLD TELEKOM INC.


Date: July 9, 1997                      By: /s/ Simon Edwards
                                            -----------------------------
                                            Simon Edwards
                                            Chief Financial Officer and
                                            Treasurer



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                                    EXHIBIT INDEX



Exhibit

99.1 Press Release, dated June 18, 1997.








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